UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22417

Destra Investment Trust
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Derek Mullins
One North Wacker, 48th Floor
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:  1-312-843-6161

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Focused Equity Fund

Destra Wolverine Alternative Opportunities Fund

Annual Report

September 30, 2017

Table of Contents

Shareholder Letter	3
Destra Flaherty & Crumrine Preferred and Income Fund Discussion of Fund Performance	4
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter	7
Destra Flaherty & Crumrine Preferred and Income Fund – Fund Risk Disclosures	9
Destra Focused Equity Fund Discussion of Fund Performance	10
Destra Focused Equity Fund Portfolio Manager Letter	12
Destra Focused Equity Fund – Fund Risk Disclosures	14
Destra Wolverine Alternative Opportunities Fund Discussion of Fund Performance	15
Destra Wolverine Alternative Opportunities Fund Portfolio Manager Letter	17
Destra Wolverine Alternative Opportunities Fund - Fund Risk Disclosures	19
Overview of Fund Expenses	20
Portfolios of Investments
Destra Flaherty & Crumrine Preferred and Income Fund	22
Destra Focused Equity Fund	26
Destra Wolverine Alternative Opportunities Fund	27
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	34
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	47
Supplemental Information	48
Board Considerations Regarding the Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements	49
Board of Trustees and Officers	53
Trust Information	55

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

2

Fellow Shareholders,

First, I would like to thank all of you for your trust in Destra Capital and the Funds we offer. We take seriously, the responsibility you have placed in us with your investments. Thank you.

Market Summary

Your Funds’ fiscal year end was September 30, 2017 and this report covers the preceding 12 months. During this time period, we have seen persistently strong equity markets in both the U.S. and around the globe. Numerous issues that might have driven markets down in concern, have presented themselves during this time period. Despite the very real significance of many of these issues, the general equity markets have trudged steadily forward, bringing most equity market indexes to or near all-time highs. For the 12-month period ending September 30, 2017 the S&P 500 Index (“S&P”), a common, broad market index used as reference for U.S. markets, returned a spectacular 18.61%.

Bond investing over this time period was much more uneven than equity investing. Uncertainty around the fiscal and monetary direction of the United States heading into the Presidential election in November of 2016 brought volatility to debt markets and that market anxiety has not been significantly assuaged for bonds in the first months of the new Administration. Over the 12-month period, the Bloomberg Barclays US Aggregate Bond Index (“BBarAgg”), was flat with a return of just 0.07%, reflecting a “coupon, minus” environment where modest price declines all but washed away income earned on many bond portfolios.

Alternative investments have become more mainstream in recent years and many market observers now look to indexes and benchmarks that showcase how different and various alternative investing strategies performed relative to more classic stock and bond markets like the S&P and the BBarAgg. At Destra, we prefer to use the HFRX Global Hedge Fund Index (“HFRX”) as a broad-based tool to track the alternative universe because the HRFX is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted in the Index based on the distribution of assets in the hedge fund industry. While no index or average is perfect in reflecting the experiences of any market, we feel the HFRX is a good representative of the overall “Alternative” markets. For the 12-month period ending September 30, 2017 the HFRX was up 5.64%, delivering results better than BBarAgg but meaningfully trailing the S&P.

Destra Capital Advisors LLC

In October of 2017, just after the Fiscal Year End close for this Report, your fellow Shareholders voted to approve the Change of Control for your Fund’s Investment Advisor, Destra Capital Advisors LLC (“Advisor”). Continuum Capital Managers LLC (“Continuum”) has been approved as the majority shareholder of Destra Capital Management LLC, the parent firm to your Fund’s Advisor. Continuum is based in Boston and their investment in Destra will constitute the fourth transaction they have made in the investment management industry in the last few years. Destra will become the product development, fund advisor and distribution arm of Continuum’s business and will work closely with other Continuum partners to bring unique investment disciplines to the marketplace. While this event happened just outside the specific reporting period for this Annual Report, the Change of Control is important enough that we wanted to include it in this year’s Letter.

It is important to note, that there is no change in Destra’s commitment to your Funds. The Sub-Advisors that manage your Funds remain in partnership with your Destra team, and we continue to manage the Funds in pursuit of their respective investment objectives.

The Report that follows includes detailed Manager comments on how each Fund performed during the period and how the Sub-Advisors have positioned the Funds for the market environment ahead.

We look forward to continuing our relationship with you and future Shareholders and we are encouraged by the prospect of us working closely with Continuum to bring new investment ideas to market in the years ahead.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

Index Information

S&P 500® Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ. The S&P 500® Index is an unmanaged index considered representative of the US stock market.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

3

Destra Flaherty & Crumrine Preferred and Income Fund

Discussion of Fund Performance (unaudited)

Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of September 30, 2017
Inception Date: April 12, 2011					Inception Date: November 1, 2011
				Life					Life
Share Class	1 year	3 year	5 year	of Fund	Share Class	1 year	3 year	5 year	of Fund
A at NAV	7.46%	7.85%	7.04%	8.11%	C	6.64%	7.08%	6.25%	7.69%
A with Load	2.61%	6.20%	6.07%	7.34%	C with CDSC	5.64%	7.08%	6.25%	7.69%
I	7.70%	8.21%	7.39%	8.46%
BofA Merrill	7.28%	6.78%	6.74%	7.13%	BofA Merrill	7.28%	6.78%	6.74%	7.74%
Lynch 8%					Lynch 8%
Constrained					Constrained
Core West					Core West
Preferred &					Preferred &
Jr Subordinated					Jr Subordinated
Securities Index					Securities Index

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

4

Destra Flaherty & Crumrine Preferred and Income Fund

Discussion of Fund Performance (unaudited) (continued)

As of September 30, 2017

Growth of $10,000 Investment

Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

1 The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Credit Quality
Moody’s		Standard & Poors
Aa3	0.0%	AA-	0.0%
A1	0.0%	A+	0.0%
A2	0.0%	A	0.0%
A3	0.7%	A-	0.0%
Baa1	5.0%	BBB+	7.3%
Baa2	22.9%	BBB	14.9%
Baa3	26.6%	BBB-	19.0%
Ba1	17.7%	BB+	28.5%
Ba2	17.2%	BB	18.8%
Ba3	0.0%	BB-	4.1%
<Ba	0.0%	<BB	3.4%
Not Rated	9.4%	Not Rated	3.5%
N/A	0.3%	N/A	0.3%
Cash	0.2%	Cash	0.2%

Top 10 Issuers	% of Total Investments
Wells Fargo & Co.	4.84%
Bank of America Corp.	4.73%
Morgan Stanley	4.72%
JPMorgan Chase & Co.	4.71%
Citigroup, Inc.	4.57%
Capital One Financial Corp.	4.31%
Barclays Bank PLC	3.27%
Liberty Mutual Group, Inc.	3.06%
Goldman Sachs Group, Inc. (The)	2.95%
SCE Trust	2.85%

Portfolio Characteristics	Fund
Number of Issues	139
QDI Eligibility	71.2%
Domestic Concentration	73.5%
International Concentration	26.5%
Fixed-to-Float Exposure	67.4%
Floating	4.2%

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality breakdowns are based on actual ratings issued by the relevant NRSRO or the NRSRO’s rating of a similar security of the same issuer. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

5

Destra Flaherty & Crumrine Preferred and Income Fund

Discussion of Fund Performance (unaudited) (continued)

As of September 30, 2017

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DPIIX	1.90	0.99	1.06	94.79	111.27	87.29
Index*	1.70	0.00	1.00	100.00	100.00	100.00

*BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index

6

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter (unaudited)

Fund Snapshot

The Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is sub-advised by investment manager Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Flaherty & Crumrine was founded in 1983 and is one of the of the oldest preferred securities managers in the industry. Through the years they have built a proprietary database with information on over 1,500 separate issues of preferred securities. Flaherty & Crumrine then leverages their experience and data base seeking to unlock hidden value, in what they believe is an inefficient preferred securities market. To accomplish this goal the Fund will, in normal markets, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, and senior debt securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-U.S. companies and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.

The following report is Flaherty & Crumrine’s review of the Fund’s performance over the Fund’s 2017 fiscal year and outlook for the markets the Fund invests in going forward.

Investing Environment

The Fund’s fiscal year got off to a rocky start. In late 2016, prices of most fixed-income assets, including preferreds, suffered declines as interest rates moved sharply higher following the election in anticipation of faster growth from infrastructure spending, tax reform and regulatory relief. However, despite these expectations, the economy failed to accelerate in subsequent months. Political polarization left important policy matters (health care, tax, immigration and trade policy) in a state of limbo – unchanged to date but targeted for overhaul. By early September, 2017, long-term Treasury rates reached their lowest levels of the calendar year as inflation slowed and little tangible progress was made on the policy front.

The moderate growth and low-volatility financial environment in 2017 has been positive for spreads of most fixed-income products. Prices on preferred securities rebounded strongly throughout the first half of the calendar year before taking a breather in recent months. Throughout 2017, credit conditions provided a supportive backdrop for yields and spreads, as most issuers of preferreds grew their earnings while maintaining strong balance sheets. Bank payout ratios (common stock dividends plus share buybacks) are now averaging at or above 100% of current earnings, which means, as a group, banks are no longer adding to their common equity layer of capital. Normally, this could be cause for concern – but given years of balance-sheet strengthening since the financial crisis, these payout ratios are comfortably supported.

With the economy continuing to expand moderately and few signs of higher inflation, the Federal Reserve is moving very deliberately in removing accommodative monetary policy. The Fed last hiked the federal funds rate in June and has another hike penciled in for December. Beginning in October, it started to scale back reinvestment of Treasury and

7

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter (unaudited) (continued)

mortgage-backed securities acquired in the wake of the financial crisis. Although we expect markets will take unwinding of “quantitative easing” in stride, the Fed will be the first major central bank to shrink its balance sheet, and this is a new source of market uncertainty.

Performance Discussion

During the one-year period ended September 30, 2017 the Fund’s Class A shares had a total return of 7.46% based on Net Asset Value (“NAV”), the Class I shares had a total return of 7.70% on NAV and the Class C shares had a total return of 6.64% on NAV. During the period surveyed, the Fund’s benchmark (BofA Merrill Lynch 8% Core West Preferred & Jr Subordinated Securities Index – see the special note for a description of the Fund’s Index) had a total return of 7.28%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - total return with an emphasis on high current income.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Portfolio Activity

Over the trailing fiscal year period ended September 30, 2017, the Fund benefitted from its greater exposure to fixed-to-float securities. The increase over the course of the fiscal year in short-term interest rates has been positive for fixed-to-float preferreds since rising short-term rates mean that the expected coupon rate at reset can be much closer to the current fixed coupon rate. With increasing prospects for further monetary tightening, these preferreds offer a compelling combination of yield and lower interest rate risk. As of September 30, 2017, 67% of the Fund portfolio was in preferreds that pay fixed-to-float coupons – although there is a broad mix of dates when coupons begin to float.

The Fund also benefitted from its weighting toward securities with longer call protection. As yields have come down, prices on preferred securities have gone up so that nearly all preferreds trade above their par value. However, as a preferred moves above its par value, the embedded call (redemption) option acts to limit further upside potential even as rates or spread move lower. Investors continue to earn coupons, many of which are tax-advantaged, but price increases become more limited. Over the past year, price gains were more modest on preferreds with shorter call protection. In contrast, price gains were better on preferreds with longer call protection since they have more time to amortize any price premium above their call price.

Perspective & Outlook

Since reaching their lowest levels of the year in early September, 2017, long-term Treasury rates have risen modestly. While interest rates should move up a bit as economic growth improves, the Fund portfolio should be resilient to modestly higher interest rates since the Fund’s holdings are mostly intermediate duration. Longer-term, the Fund portfolio should benefit from reinvesting at higher rates.

Looking forward, returns should come mostly from the coupons on securities as the pace of price gains tapers off or even reverses. Compared to fixed-income alternatives, however, preferred securities continue to offer value. Market volatility could increase, and economic or credit conditions could change – which may cause spreads to widen – but we believe preferreds’ combination of credit quality and yield will be difficult to replace in other fixed-income asset classes.

8

Destra Flaherty & Crumrine Preferred and Income Fund

Fund Risk Disclosure – Destra Flaherty & Crumrine Preferred and Income Fund (unaudited)

As of September 30, 2017

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

9

Destra Focused Equity Fund

Discussion of Fund Performance (unaudited)

Destra Focused Equity Fund’s Average Annual Total Returns as of September 30, 2017
Inception Date: April 12, 2011					Inception Date: November 1, 2011
Share Class	1 year	3 year	5 year	Life of Fund	Share Class	1 year	3 year	5 year	Life of Fund
A at NAV	11.98%	4.21%	9.25%	8.93%	C	11.16%	3.45%	8.44%	8.78%
A with Load	6.92%	2.62%	8.25%	8.16%	C with CDSC	10.16%	3.45%	8.44%	8.78%
I at NAV	12.32%	4.52%	9.58%	9.28%
S&P 500 Index	18.61%	10.81%	14.22%	12.97%	S&P 500 Index	18.61%	10.81%	14.22%	14.97%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Growth of $10,000 Investment

Since Inception at Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

10

Destra Focused Equity Fund

Discussion of Fund Performance (unaudited) (continued)

As of September 30, 2017

Top 10 Issuers	% of Total Investments
TJX Cos., Inc. (The)	5.21
JPMorgan Chase & Co	5.19
Kroger Co, (The)	5.12
Walt Disney Co. (The)	5.04
Goldman Sachs Group, Inc. (The)	5.03
Gilead Sciences, Inc.	4.98
UnitedHealth Group, Inc.	4.96
Medtronic PLC	4.91
Allergan PLC	4.88
PayPal Holdings, Inc.	4.87

Portfolio Characteristics	Fund	Index
Number of Holdings	21	505
Average Market Cap (billions)	195.5	44.7
Price to Earning (“P/E”):	19.6	23.3
Trailing Operating
Price to Book Ratio ("P/B")	2.9	3.1

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

P/E Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

P/B: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DFOIX	0.44	-4.99	0.92	75.80	60.60	83.60
Index	1.04	0.00	1.00	100.00	100.00	100.00

11

Destra Focused Equity Fund

Destra Focused Equity Fund Portfolio Manager Letter (unaudited)

Fund Snapshot

The Destra Focused Equity Fund (the “Fund”) is sub-advised by the investment manager WestEnd Advisors (“WestEnd”). The Fund’s investment objective is to seek long-term capital appreciation.

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s investment manager, WestEnd, believes that sector and industry performance is correlated with particular stages of the business cycle. The manager selects sectors they believe will experience economic tailwinds, and avoids sectors they see as untimely. Through this process, they target high-quality, market-leading companies within the favored sectors.

The following report is WestEnd Advisors’ review of the Fund’s performance over the Fund’s 2017 fiscal year and an outlook for the markets the Fund invests in going forward.

Investing Environment

During the one-year period ended September 30, 2017, the investing environment was characterized by shifts in sentiment that were largely divorced from the fundamental backdrop of moderate economic growth. A wide range of political and geopolitical factors may have exacerbated shifts in investor sentiment and stock market leadership throughout the one-year period, including the 2016 U.S. elections, uncertainty over health care and tax reform, and escalating tensions with North Korea. The stock market rallied in the fourth quarter of 2016 following November’s U.S. presidential election. U.S. stock markets continued to rise throughout the first three quarters of 2017, but U.S. sector leadership shifted frequently. Financials and other economically-sensitive sectors led the late-2016 rally, as investors seemed to hope pro-growth policies and deregulation would spur resurgent economic and earnings growth. The Information Technology and Health Care Sectors, which are less reliant on economic acceleration for earnings growth, were the best performers in calendar 2017 through September 30.

Performance Discussion

During the one-year period ended September 30, 2017 the Fund’s Class A shares produced a total return of 11.98% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 12.32% on NAV and the Class C shares produced a total return of 11.16% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index¹, produced a total return of 18.61%.

The largest positive contributing factors to the Fund’s relative performance as compared to the S&P 500 over the one-year period were an overweight to and stock selection within the Information Technology Sector, as well as avoidance of the Energy Sector. Technology was the second-best performing sector of the S&P 500 over the period, driven in part by health earnings growth, while Energy was the second-worst-performing sector over the period. Avoidance of relatively interest rate-sensitive sectors including Real Estate and Telecommunication Services also contributed positively to returns over the period, as short-term and long-term interest rates rose during the period.

The largest contributors to underperformance of the Fund as compared to the S&P 500 over the six-month period were stock selection within the Consumer Staples Sector, a material underweight to the Financials Sector during much of the period, and stock selection within the Consumer Discretionary Sector. Within the Consumer Staples Sector, more than half of the negative impact from stock selection was attributable to a single holding, Kroger, Co., which underperformed due to investor uncertainty about the competitive environment. Kraft Heinz Co. also detracted from relative return as packaged food stocks have generally underperformed in 2017. The Financials Sector was the best-performing sector of the S&P 500 over the period, primarily driven by strong performance post-election. Within the Consumer Discretionary Sector, holdings Starbucks Corp. and TJX Companies, Inc. were the primary detractors from relative return, as each underperformed amid concerns over competitive pressures.

¹S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

12

Destra Focused Equity Fund

Destra Focused Equity Fund Portfolio Manager Letter (unaudited) (continued)

WestEnd Advisors continues to believe the Fund’s Consumer Staples Sector and Consumer Discretionary Sector holdings as of September 30, 2017 will outperform in the moderate growth environment it anticipates ahead. WestEnd also believes the outlook for the Financials Sector has improved since the beginning of the one-year period. WestEnd added an allocation to the Financials Sector in the first quarter of 2017, and increased that allocation in third quarter of 2017, which effectively eliminated the Fund’s underweight to the sector.

Portfolio Activity

WestEnd made shifts in sector allocations during the one-year period ended September 30, 2017 intended to modestly increase the economic sensitivity, and adjust the interest rate sensitivity, of the Fund. WestEnd’s analysis suggested the risk of recession had fallen in the near-to-intermediate term given the potential for pro-growth government policies following the November 2016 election. WestEnd also believed that an extended period of moderate economic growth could benefit certain sectors while also increasing the risk of higher inflation and rising interest rates. In 2017, WestEnd added, and subsequently increased, an allocation to the Financials Sector, tied to expectations that regulatory reform and rising interest rates will boost the sector’s profitability. WestEnd increased the Fund’s Information Technology Sector allocation in late 2016, following the U.S. election, and subsequently decreased the allocation to fund the increase of the Fund’s allocation to the Financials Sector. WestEnd also reduced Consumer Staples and Consumer Discretionary Sector allocations.

Tied to the sector allocation shifts made during the one-year period, Adobe Systems, Inc.; Estée Lauder Companies, Inc.; Dollar Tree, Inc.; CVS health Corp.; and Comcast Corporation were removed from the Fund, and the proceeds from those stock sales were used to purchase Bank of America Corp.; JPMorgan Chase & Co.; Goldman Sachs Group, Inc.; Microsoft Corp.; and Starbucks Corporation. These adjustments modestly increased the expected economic sensitivity of the Fund and provided exposure to the Financials Sector, which WestEnd expects will benefit from continued moderate economic growth, rising interest rates, and reduced regulatory burden in the environment ahead.

Perspective & Outlook

WestEnd expects modest U.S. economic growth to continue in the intermediate term. Real GDP growth in the U.S. has trended around 2% year-over-year since 2010. WestEnd believes this prolonged period of slow expansion has gradually released pent-up economic demand since the last recession. which leaves less potential for a reacceleration of economic growth ahead. Thus, while pro-growth policy initiatives such as tax cuts may serve to extend the duration of the expansion, WestEnd sees little potential for a material sustained acceleration of economic growth. This environment of continued modest U.S. growth should benefit areas of the market offering reasonably-valued earnings growth opportunities.

WestEnd continues to expect U.S. sectors that are not highly dependent on economic reacceleration will outperform. Information Technology and Health Care, in particular, have strong secular fundamentals that should support attractive earnings growth, even in the modest economic environment that is anticipated. Information Technology should benefit from continued adoption of cloud computing and online advertising. The Health Care Sector is heavily weighted to pharmaceutical, biotechnology, and medical device companies, which should show attractive earnings growth tied to new drug innovation and device roll-outs. WestEnd believes that recent executive actions related to the Affordable Care Act do not change these longer-term fundamental tailwinds.

WestEnd believes the Financials Sector should benefit from the combination of financial regulatory reform, reduced risk of recession, and rising interest rates. WestEnd also believes continued exposure to the consumer – a key driver of current economic growth – via allocations to the Consumer Discretionary Sector and Consumer Staples Sector is warranted. WestEnd continues to avoid the most economically-sensitive U.S. sectors, including Energy, Materials, and Industrials, which appear richly valued and face risks to meeting earnings expectations. Additionally, WestEnd continues to avoid sectors that are likely to be most negatively influenced by rising short and long-term interest rates, including Real Estate and Utilities.

13

Destra Focused Equity Fund

Fund Risk Disclosure - Destra Focused Equity Fund (unaudited)

As of September 30, 2017

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

14

Destra Wolverine Alternative Opportunities Fund

Discussion of Fund Performance (unaudited)

Destra Wolverine Alternative Opportunities Fund’s Average Annual Total Returns as of September 30, 2017 Inception Date: October 7, 2015

Share Class	1 year	Life of Fund	Share Class	1 year	Life of Fund
A at NAV	10.22%	6.22%	C	9.48%	5.44%
A with Load	5.27%	3.79%	C with CDSC	8.48%	5.44%
I	10.49%	6.49%
HFRX Global Hedge Fund Index	5.64%	2.82%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.

HFRX Global Hedge Fund Index - An index designed to be representative of the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

Growth of $10,000 Investment

Since Inception at Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

15

Destra Wolverine Alternative Opportunities Fund

Discussion of Fund Performance (unaudited) (continued)

As of September 30, 2017

Top 10 Holdings
Vanguard FTSE Emerging Markets ETF	25.66%
Vanguard FTSE Europe ETF	18.66%
iShares Russell 1000 Growth ETF	15.90%
iShares MSCI Japan ETF	13.07%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares[1]	7.05%
iShares MSCI Eurozone ETF	3.74%
iShares Russell 2000 Value ETF	3.37%
iShares Europe ETF	2.49%
Vanguard REIT ETF	2.29%
Vanguard Growth ETF	1.87%

1 Cash holdings reflect both an "investment allocation" and use as "collateral" for other investments.

Sector Exposure Weightings[2]
Emerging Markets	26.01%
European Equities	25.09%
Large Cap Growth	18.69%
Japan Equities	12.95%
Cash[3]	4.07%
Small Cap Value	4.05%
Large Cap Value	3.32%
Gold	3.14%
Real Estate	2.38%
Commodities	0.24%
Fixed Income	0.06%

2 Sector Exposure Weights reflect the actual and notional exposure of the Fund to certain market sectors and categories as defined by the Fund's Advisor and Sub-Advisor. May not total to 100% due to rounding.

3 Specific to "Cash", the Sector Exposure Weighting reflects the investment exposure the Fund managers have set. Cash holdings may be different due to collateral requirements for certain other investments that the Fund may hold from time to time.

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

16

Destra Wolverine Alternative Opportunities Fund

Destra Wolverine Alternative Opportunities Fund Portfolio Manager Letter (unaudited)

The Fund Snapshot

The Destra Wolverine Alternative Opportunities Fund (the “Fund”) is sub-advised by Wolverine Asset Management, LLC (“Wolverine”). The Fund’s investment objective is to seek long-term capital appreciation by investing in broad asset classes.

The Fund seeks to achieve its investment objective by investing in broad-based sector exchange-traded funds (the “ETFs”) and cash equivalents. Wolverine employs a systematic macro investment strategy by investing in broad asset classes in an effort to gain returns on capital that are disproportionately greater than the risks incurred in generating such returns. Wolverine attempts to invest ahead of large shifts in institutional asset allocations by using market data to infer net pressure. Net pressure is defined as a proprietary estimate of the impact of recent buying or selling on investment returns within an asset class. Wolverine also utilizes market data and integrates this information with economic analysis to rank the various asset classes in its investment universe with the goal of gaining exposure to the most attractively priced asset classes; and, conversely, reducing exposure to the least attractively priced asset classes.

The following report is Wolverine’s review of the Fund’s performance over the annual reporting period and an outlook for the global markets in which the Fund invests.

Investing Environment

The U.S. presidential election marked the transition to a risk-on friendly environment. Initially, the belief that the new administration would aggressively pursue a pro-growth and potentially protectionist trade agenda resulted in a rally in domestically focused U.S. Value equities and poor performance in fixed income assets and foreign equities. However, the failure of the Trump administration to overturn the Affordable Care Act despite Republican majorities in both houses of congress called into question the new administration’s ability to deliver on its agenda, particularly tax reform. U.S. Small and Large Cap Value, which had been the market leaders post-election, underperformed European, Emerging Markets, and the more globally focused U.S. Large Growth equity asset classes. The shift was supported by positive global GDP growth, a widening valuation gap between domestically focused equity asset classes and their global counterparts, and well-choreographed behavior by central banks. While European and Emerging Market equities maintained their leadership position through the end of September, there was an improvement in the relative performance of U.S. Value equities in August and September.

The Fed announced its plan to gradually unwind its bond portfolio, which grew dramatically in the wake of the financial crisis, and its intention to raise its target rate another 0.25% in December. Higher rates supported by a healthy economy should result in banks earning higher net interest margins. This benefited the performance of financial stocks, which have heavy weightings in the U.S. Value indices.

It is difficult to project how long this equity-friendly environment will last. The actions and posturing of the U.S., North Korea, and Russia, make for a potentially stormy geopolitical situation. A more hawkish Fed also poses risk. Despite these uncertainties, we believe our model did a reasonable job picking up the persistent investor appetite for equities over the past 12 months and keeping our portfolio heavily weighted to equity asset classes.

Performance Discussion

During the twelve-month reporting period ended September 30, 2017, the Fund’s Class A shares produced a total return of 10.22% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 10.49% on NAV and the Class C shares produced a total return of 9.48% on NAV. During the period surveyed, the Fund’s benchmark, the HFRX Global Hedge Fund Index¹, produced a total return of 5.64%. All of the Fund’s share classes have the same investment objective.

1 The Fund’s primary benchmark, the HFRX Global Hedge Fund Index, is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

17

Destra Wolverine Alternative Opportunities Fund

Destra Wolverine Alternative Opportunities Fund Portfolio Manager Letter (unaudited) (continued)

Portfolio Activity & Attribution

The portfolio outperformed the HFRX Global Hedge Fund Index during the last 12 months. The outperformance was attributable to the model maintaining large weightings to European and Emerging Market equities for most of the period. Most of the positive performance was achieved in the last 6 months. Initially, the model lagged detecting the shift from U.S. domestic focused equities to European and Emerging Market equities. The model is designed to pick-up medium to long term investor buying and selling patterns. A news driven market, similar to the one that existed over the first 6 months of this period, may have resulted in a modest delay picking up the signal.

During the period from 9/30/2016 to 9/30/2017, the portfolio shifted towards an equity-oriented posture. Bonds and currency positions were reduced and equity positions increased. The equities favored by the model shifted over the period. The portfolio rotated into U.S. Small Cap and Large Cap value stocks during the start of the period. They remained the largest allocations for the first 3 months, when the portfolio transitioned to European, Emerging Market equities, and the more globally focused U.S. Large Cap Growth.

Portfolio Statistics

Perspective & Outlook

Investment flows were pro-equity over the past 12 months. Initially, optimism over a potential pro-growth, anti-regulation US presidential administration fueled the market. Later, an improving global growth outlook supported the rally, which broadened beyond the U.S.. To date, the Fed’s well-choreographed interest rate increases and unwind plan have been interpreted as signs of strength. Despite the interest rate increases in the U.S., overall rates are still low relative to long-term historical levels, and other central banks across the globe remain accommodative. With GDP growing across the globe, equities continue to be the preferred choice of investment.

One of the key metrics we use to assess the Fund’s investment strategy is how the portfolio performs relative to hedge fund indices. On this front, the Fund continues to track within the range of statistical expectations. In our view, a large portion of hedge fund returns can be explained by their willingness and ability to exploit the changes in cross-asset investment opportunities that are the cornerstone of the Fund’s investment approach. This means there should be a link between how the Fund constructs its portfolio and how hedge funds operate in aggregate. The returns of the past period corroborate this view.

Finally, our systematic approach offers few direct opinions about the return prospects of individual asset classes. However, it is worth noting that towards the end of the period we observed U.S. financial stocks reacting positively to the plans of the Fed. If the Fed executes its stated agenda and the economy remains stable, it is reasonable to infer renewed investor interest in financial stocks and by extension U.S. Value equities.

18

Destra Wolverine Alternative Opportunities Fund

Fund Risk Disclosures – Destra Wolverine Alternative Opportunities Fund (unaudited)

As of September 30, 2017

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

19

Overview of Fund Expenses

As of September 30, 2017 (unaudited)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 4/01/17 to 9/30/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During the
	Account	Account	Period	Period
	Value	Value	4/1/17 to	4/1/17 to
	4/1/2017	9/30/2017	9/30/17	9/30/17†
Destra Flaherty & Crumrine Preferred and Income Fund Class A
Actual	$1,000.00	$1,055.23	1.50%	$7.73
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59
Destra Flaherty & Crumrine Preferred and Income Fund Class C
Actual	1,000.00	1,051.10	2.25%	11.57
Hypothetical (5% return before expenses)	1,000.00	1,013.79	2.25%	11.36
Destra Flaherty & Crumrine Preferred and Income Fund Class I
Actual	1,000.00	1,056.18	1.25%	6.44
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.25%	6.33

20

Overview of Fund Expenses

As of September 30, 2017 (unaudited) (continued)

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During the
	Account	Account	Period	Period
	Value	Value	4/1/17 to	4/1/17 to
	4/1/2017	9/30/2017	9/30/17	9/30/17†
Destra Focused Equity Fund Class A
Actual	$1,000.00	$1,058.33	1.60%	$8.26
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra Focused Equity Fund Class C
Actual	1,000.00	1,054.36	2.35%	12.10
Hypothetical (5% return before expenses)	1,000.00	1,013.29	2.35%	11.86
Destra Focused Equity Fund Class I
Actual	1,000.00	1,059.82	1.35%	6.97
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.35%	6.83
Destra Wolverine Alternative Opportunities Fund Class A
Actual	1,000.00	1,076.55	2.00%	10.41
Hypothetical (5% return before expenses)	1,000.00	1,015.04	2.00%	10.10
Destra Wolverine Alternative Opportunities Fund Class C
Actual	1,000.00	1,072.91	2.75%	14.29
Hypothetical (5% return before expenses)	1,000.00	1,011.28	2.75%	13.87
Destra Wolverine Alternative Opportunities Fund Class I
Actual	1,000.00	1,077.60	1.75%	9.11
Hypothetical (5% return before expenses)	1,000.00	1,016.29	1.75%	8.85

† Expenses are calculated using the Fund’s annualized expense ratio, which may includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

21

Destra Flaherty & Crumrine Preferred and Income Fund

Portfolio of Investments

September 30, 2017

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Long-Term Investments – 99.2%

	Preferred Securities – 97.4%

	Banks – 60.6%
44,702	Astoria Financial Corp.
	6.500%, Series C (a)	Ba2	$1,139,007
4,918,000	Australia & New Zealand
	Banking Group Ltd.
	6.750% 144A (a)	Baa2	5,569,635
3,200,000	Banco Bilbao Vizcaya Argentaria SA
	9.000% (a)	BB (b)	3,317,600
640,000	Banco Mercantil del Norte SA
	7.625% 144A (a)	Ba2 (c)	699,840
	Bank of America Corp.
40,000	6.000%, Series EE (a)	Ba2	1,063,600
500,000	6.100% Series AA (a)	Ba2	551,875
2,000,000	6.250%, Series X (a)	Ba2	2,207,500
250,000	6.300% , Series DD (a)	Ba2	283,125
4,525,000	6.500%, Series Z (a)	Ba2	5,121,734
2,000,000	8.000%, Series K (a)	Ba2	2,031,100
2,550,000	8.125%, Series M (a)	Ba2	2,632,875
59,891	Barclays Bank PLC
	8.125%, Series 5 (a)	Ba2	1,590,106
7,330,000	Barclays PLC
	7.875% (a)	Ba2	7,998,870
	BNP Paribas SA
3,000,000	7.375% 144A (a)	Ba1	3,393,750
1,000,000	7.625% 144A (a)	Ba1	1,101,250
	Capital One Financial Corp.
70,000	5.200%, Series G (a)	Baa3	1,761,900
3,940,000	5.550%, Series E (a)	Baa3	4,122,225
43,796	6.000%, Series H (a)	Baa3	1,167,163
15,000	6.200%, Series F (a)	Baa3	405,000
25,870	6.250%, Series C (a)	Baa3	685,814
165,495	6.700%, Series D (a)	Baa3	4,496,499
	Citigroup, Inc.
2,300,000	5.875%, Series O (a)	Ba2	2,405,225
2,460,000	5.950%, Series P (a)	Ba2	2,662,950
1,850,000	6.125%, Series R (a)	Ba2	1,981,812
1,700,000	6.250%, Series T (a)	Ba2	1,914,625
106,599	6.875%, Series K (a)	Ba2	3,090,305
46,300	7.125%, Series J (a)	Ba2	1,342,237
1,750,000	Citizens Financial Group, Inc.
	5.500%, Series A (a)	BB+ (c)	1,828,750
	CoBank ACB
11,790	6.200%, Series H 144A (a)	BBB+ (c)	1,273,320
8,400	6.250%, Series F 144A (a)	BBB+ (c)	904,838
500,000	6.250%, Series I 144A (a)	BBB+ (c)	552,953
500,000	Credit Agricole SA
	8.125%, 144A (a)	Ba1	593,135
60,960	Fifth Third Bancorp
	6.625%, Series I (a)	Baa3	1,828,190
8,000	First Horizon National Corp.
	6.200%, Series A (a)	Ba2	202,400
	Goldman Sachs Group, Inc. (The)
600,000	5.375%, Series M (a)	Ba1	622,410
48,500	5.500%, Series J (a)	Ba1	1,321,625
2,295,000	5.700%, Series L (a)	Ba1	2,372,456
48,007	6.300%, Series N (a)	Ba1	1,320,192
103,105	6.375%, Series K (a)	Ba1	3,017,883
	HSBC Holdings PLC
325,000	6.000% (a)	Baa3	340,730
5,918,000	6.875% (a)	Baa3	6,458,018
160,000	Huntington Bancshares, Inc.
	6.250%, Series D (a)	Baa3	4,387,200
	JPMorgan Chase & Co.
2,000,000	6.000%, Series R (a)	Baa3	2,180,000
1,400,000	6.750%, Series S (a)	Baa3	1,603,084
9,739,000	7.900%, Series 1 (a)	Baa3	10,043,344
	KeyCorp
6,600,000	5.000%, Series D (a)	Baa3	6,847,500
30,800	6.125%, Series E (a)	Baa3	905,212
2,500,000	Lloyds TSB Bank PLC
	12.000% 144A (a)	BB+ (c)	3,388,743
1,700,000	M&T Bank Corp.
	6.450%, Series E (a)	Baa2	1,891,862
1,530,000	Macquarie Bank Ltd.
	6.125% 144A (a)	Ba1	1,586,916
	Morgan Stanley
200,000	5.850%, Series K (a)	Ba1	5,468,000
47,190	6.375%, Series I (a)	Ba1	1,337,365
243,900	6.875% Series F (a)	Ba1	7,046,271
164,800	New York Community Bancorp, Inc.
	6.375%, Series A (a)	Ba1	4,810,512
25,000	People's United Financial, Inc.
	5.625%), Series A (a)	Ba1	671,250
	PNC Financial Services Group, Inc. (The)
84,000	6.125%, Series P (a)	Baa2	2,411,640
1,950,000	6.750%, Series O (a)	Baa2	2,196,188
74,300	Regions Financial Corp.
	6.375%, Series B (a)	Ba1	2,123,494
	Societe Generale SA
3,500,000	7.375% 144A (a)	Ba2	3,797,500
750,000	8.000% 144A (a)	Ba2	860,625
1,250	Sovereign Real Estate Investment Trust
	12.000% Series A 144A (a)	Ba1	1,567,188
	Standard Chartered PLC
4,200,000	7.500% 144A (a)	Ba1	4,494,000
250,000	7.750% 144A (a)	Ba1	270,938
37,763	State Street Corp.
	5.350%, Series G (a)	Baa1	1,027,909
2,569,000	SunTrust Banks, Inc.
	5.050%, Series G (a)	Baa3	2,633,225
72,679	Texas Capital Bancshares, Inc.
	6.500%, Series A (a)	Ba2	1,857,675
30,345	Valley National Bancorp
	6.250%, Series A (a)	BB+ (c)	848,143
25,161	Webster Financial Corp.
	6.400%, Series E (a)	Baa3	640,071
	Wells Fargo & Co.
84,700	5.500%, Series X (a)	Baa2	2,177,637
124,337	5.625%, Series Y (a)	Baa2	3,256,386
20,000	5.700%, Series W (a)	Baa2	520,000
12,700	5.850%, Series Q (a)	Baa2	346,456
5,100,000	5.875%, Series U (a)	Baa2	5,682,675
20,000	6.625%, Series R (a)	Baa2	578,200
1,275,000	7.980%, Series K (a)	Baa2	1,314,844
13,300	8.000%, Series J (a)	Baa2	339,150

The accompanying notes are an integral part of these financial statements.

22

Destra Flaherty & Crumrine Preferred and Income Fund

Portfolio of Investments (continued)

September 30, 2017

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Banks (continued)
	Zions Bancorporation
43,000	5.800%, Series I (a)	BB- (c) $	44,290
2,000	6.300%, Series G (a)	BB- (c)	55,440
			178,585,455
	Energy – 3.5%
4,955,000	Enbridge Energy Partners LP
	8.050% 10/01/37	Ba1	4,947,419
1,000,000	Enbridge, Inc.
	6.000% 01/15/77, Series 16-A	Ba1	1,062,500
2,000,000	Enterprise Products Operating LLC
	5.250% 08/16/77, Series E	Baa2	2,022,500
8,585	Kinder Morgan, Inc.
	9.750% 10/26/18, Series A (d)	Ba2	365,292
	Transcanada Trust
1,250,000	5.300% 03/15/77, Series 17-A	Baa2	1,282,031
500,000	5.875% 08/15/76, Series 16-A	Baa2	543,750
			10,223,492
	Financial Services – 2.3%
450,000	AerCap Global Aviation Trust
	6.500% 06/15/45 144A	Ba2	494,437
82,361	Charles Schwab Corp. (The)
	5.950%, Series D (a)	Baa2	2,235,278
560,000	General Motors Financial Co., Inc.
	5.750%, Series A (a)	Ba2	581,700
95,091	Legg Mason, Inc.
	6.375% 03/15/56	Baa2	2,549,390
40,000	Stifel Financial Corp.
	6.250%, Series A (a)	BB- (c)	1,073,600
			6,934,405
	Insurance – 20.2%
1,151,000	ACE Capital Trust II
	9.700% 04/01/30	Baa1	1,735,132
	Arch Capital Group Ltd.
13,000	5.250%, Series E (a)	Baa3	321,100
23,500	5.450%, Series F (a)	BBB (c)	591,965
4,605	6.750%, Series C (a)	Baa3	117,197
	Aspen Insurance Holdings Ltd.
25,000	5.625% (a)	Ba1	627,250
19,543	5.950% (a)	Ba1	544,468
212,773	Axis Capital Holdings Ltd.
	5.500%, Series E (a)	Baa3	5,398,051
8,000,000	Catlin Insurance Co. Ltd.
	4.281% 144A (a)(f)	BBB+ (c)	7,560,000
98,460	Delphi Financial Group, Inc.
	4.505% 05/15/37 (f)	BB+ (c)	2,073,814
16,000	Endurance Specialty Holdings Ltd.
	6.350%, Series C (a)	Baa2	428,000
305,000	Everest Reinsurance Holdings, Inc.
	3.700% 05/15/37 (f)	Baa2	288,606
7,103,000	Liberty Mutual Group, Inc.
	7.800% 03/15/37 144A	Baa3	8,985,295
	MetLife, Inc.
4,250,000	5.250%, Series C (a)	Baa3	4,392,205
1,937,000	10.750% 08/01/39	Baa2	3,244,475
	PartnerRe Ltd.
139,352	5.875%, Series I (a)	Baa2	3,649,629
49,212	7.250%, Series H (a)	Baa2	1,414,845
250,000	Provident Financing Trust I
	7.405% 03/15/38	Baa3	288,750
	Prudential Financial, Inc.
1,003,000	5.625% 06/15/43	Baa2	1,094,524
2,853,000	5.875% 09/15/42	Baa2	3,163,264
2,900,000	QBE Insurance Group Ltd.
	7.500% 11/24/43 144A	Baa2	3,360,375
115,000	Reinsurance Group of America, Inc.
	5.750% 06/15/56	Baa2	3,328,100
102,688	Torchmark Corp.
	6.125% 06/15/56	Baa2	2,755,119
	WR Berkley Corp.
3,593	5.625% 04/30/53	Baa3	93,166
72,629	5.750% 06/01/56	Baa3	1,905,059
65,000	5.900% 03/01/56	Baa3	1,691,300
510,000	XLIT Ltd.
	3.761%, Series E (a)(f)	Ba1	466,227
			59,517,916
	Miscellaneous – 1.6%
450,000	BHP Billiton Finance USA Ltd.
	6.750% 10/19/75 144A	Baa2	531,000
	Land O’ Lakes, Inc.
700,000	7.250%, Series B 144A (a)	BB (c)	759,500
3,115,000	8.000%, Series A 144A (a)	BB (c)	3,481,012
			4,771,512
	Real Estate – 1.5%
50,000	Digital Realty Trust, Inc.
	6.625%, Series C (a)	BB+ (c)	1,411,500
	PS Business Parks, Inc.
46,193	5.750%, Series U (a)	Baa2	1,161,754
1,491	6.000%, Series T (a)	Baa2	37,513
75,000	Public Storage
	5.125%, Series C (a)	A3	1,923,750
			4,534,517
	Utilities – 7.7%
3,576,000	ComEd Financing III
	6.350% 03/15/33	Baa2	3,947,010
83,000	DTE Energy Co.
	5.375% 06/01/76, Series B	Baa2	2,145,550
1,810,000	Emera, Inc.
	6.750% 06/15/76, Series 16-A	Ba2	2,067,925
28,200	Georgia Power Co.
	5.000% 10/01/77	Baa1	708,948
101,231	Integrys Holding, Inc.
	6.000% 08/01/73	Baa1	2,881,287
935,000	PPL Capital Funding, Inc.
	3.998% 03/30/67, Series A (f)	Baa3	923,312
1,684,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa2	1,646,110
62,604	SCE Trust V
	5.450%, Series K (a)	Baa1	1,746,652
261,000	SCE Trust VI
	5.000%, Series L (a)	Baa1	6,624,180
			22,690,974

	Total Preferred Securities
	(Cost $270,613,259)		287,258,271

The accompanying notes are an integral part of these financial statements.

23

Destra Flaherty & Crumrine Preferred and Income Fund

Portfolio of Investments (continued)

September 30, 2017

Shares/
Par		Moody’s
Amounts	Description	Ratings	Fair Value

	Corporate Debt Securities – 1.5%

	Banks – 0.7%
85,000	Texas Capital Bancshares, Inc.
	6.500% 09/21/42, Sub Notes	Baa3	$2,171,750
	Communications – 0.4%
	Qwest Corp.
25,100	6.500% 09/01/56	Ba1	634,528
23,832	6.750% 06/15/57	Ba1	607,477
2,314	7.000% 07/01/52	Ba1	58,660
			1,300,665
	Financial Services – 0.1%
11,000	B. Riley Financial, Inc.
	7.500% 05/31/27	NR (e)	281,600

	Real Estate – 0.3%
31,769	Equity Commonwealth
	5.750% 08/01/42	Baa3	802,803

	Total Corporate Debt Securities
	(Cost $4,470,935)		4,556,818

	Common Stock – 0.3%

	Energy – 0.3%
50,269	Kinder Morgan, Inc.
	(Cost $866,925)		964,160

	Total Long-Term Investments – 99.2%
	(Cost $275,951,119)		292,779,249

	Money Market Mutual Fund – 0.2%
466,381	BlackRock Liquidity Funds FedFund
	Portfolio,Institutional
	Shares, 0.93%(f)
	(Cost $466,381)		466,381

	Total Investments – 99.4%
	(Cost $276,417,500)		293,245,630
	Other Assets in excess of Liabilities – 0.6%		1,682,120
	Net Assets – 100.0%		$294,927,750

		% of
Summary by Country	Fair Value	Net Assets
Australia	$11,047,926	3.7%
Bermuda	22,387,638	7.5
Canada	4,956,206	1.7
France	9,746,261	3.4
Ireland	960,664	0.4
Mexico	699,840	0.2
Spain	3,317,600	1.1
United Kingdom	24,541,403	8.3
United States	215,588,092	73.1
Total Investments	293,245,630	99.4
Other Assets less Liabilities	1,682,120	0.6
Net Assets	$294,927,750	100.0%

LLC – Limited Liability Corporation

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

144A –	Security was purchased pursuant to Rule 144A under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Security is perpetual in nature with no stated maturity date.
(b)	Fitch Rating
(c)	Standard & Poor's Rating.
(d)	Convertible Preferred Security
(e)	Security is unrated by Moody's, S&P and Fitch.
(f)	Interest rate shown reflects the rate in effect as of September 30, 2017.

The accompanying notes are an integral part of these financial statements.

24

Destra Flaherty & Crumrine Preferred and Income Fund

Portfolio of Investments (continued)

September 30, 2017

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2017. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 3 in the accompanying Notes to Financial Statements.

	Level 1		Level 2	Level 3	Total
Preferred Securities*
Banks	$66,513,252		$112,072,203	$–	$178,585,455
Energy	365,292		9,858,200	–	10,223,492
Financial Services	5,858,268		1,076,137	–	6,934,405
Insurance	22,865,249		36,652,667	–	59,517,916
Miscellaneous	–		4,771,512	–	4,771,512
Real Estate	4,534,517		–	–	4,534,517
Utilities	11,225,330		11,465,644	–	22,690,974
Total Preferred Securities	111,361,908	†	175,896,363	–	287,258,271
Corporate Debt Securities*	4,556,818	†	–	–	4,556,818
Common Stock*	964,160		–	–	964,160
Money Market Mutual Fund	466,381		–	–	466,381
Total Investments in Securities	$117,349,267		$175,896,363	$–	$293,245,630

*	Please refer to the portfolio of investments to view securities segregated by industry.

†	At September 30, 2017 Flaherty & Crumrine Preferred and Income Fund had $3,449,873 transferred into level 1 from level 2 due to readily available market quotations in active markets. Level 2 securities were fair valued using quotations or evaluated process from a third party pricing service.

It is the Fund’s policy to recognize transfers in and out at the fair value as of the beginning of the period.

25

Destra Focused Equity Fund

Portfolio of Investments

September 30, 2017

Number
of
Shares	Description	Fair Value

	Common Stocks – 98.9%

	Banks – 9.9%
39,750	Bank of America Corp.	$1,007,265
10,573	JPMorgan Chase & Co.	1,009,827
		2,017,092
	Consumer Services – 4.9%
18,756	Starbucks Corp.	1,007,385
	Diversified Financials – 4.9%
4,254	Goldman Sachs Group, Inc. (The)	1,009,006
	Food & Staples Retailing – 4.9%
49,938	Kroger Co. (The)	1,001,756
	Food, Beverage & Tobacco – 4.9%
12,985	Kraft Heinz Co. (The)	1,006,987
	Health Care Equipment & Services – 9.9%
12,955	Medtronic PLC	1,007,510
5,174	UnitedHealth Group, Inc.	1,013,328
		2,020,838
	Media – 5.0%
10,261	Walt Disney Co. (The)	1,011,427
	Pharmaceuticals, Biotechnology & Life Sciences – 24.8%
4,959	Allergan PLC	1,016,347
3,234	Biogen, Inc.*	1,012,630
15,902	Bristol-Myers Squibb Co.	1,013,594
6,931	Celgene Corp.*	1,010,678
12,492	Gilead Sciences, Inc.	1,012,102
		5,065,351
	Retailing – 4.9%
13,643	TJX Cos., Inc. (The)	1,005,898
	Software & Services – 19.8%
1,035	Alphabet, Inc. – Class A*	1,007,800
7,147	Mastercard, Inc. – Class A	1,009,156
13,557	Microsoft Corp.	1,009,861
15,789	PayPal Holdings, Inc.*	1,010,970
		4,037,787

	Technology Hardware & Equipment – 5.0%
6,558	Apple, Inc.	1,010,719

	Total Common Stocks
	(Cost $16,410,782)	20,194,246

	Money Market Mutual Fund – 1.0%
199,133	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional Shares, 0.93%(a)
	(Cost $199,133)	199,133

	Total Investments – 99.9%
	(Cost $16,609,915)	20,393,379
	Other Assets in excess of
	Liabilities–0.1%	28,190
	Net Assets – 100.0%	$20,421,569

		% of
Summary by Country	Fair Value	Net Assets
United States	$20,393,379	99.9%
Total Investments	20,393,379	99.9
Other Assets less Liabilities	28,190	0.1
Net Assets	$20,421,569	100.0%

PLC – Public Limited Company

*	Non-income producing security.
(a)	Interest rate shown reflects a 1-day yield as of September 30, 2017.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2017. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 3 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks**	$20,194,246	$–	$–	$20,194,246
Money Market Mutual Fund	199,133	–	–	199,133
Total Investments in Securities	$20,393,379	$–	$–	$20,393,379

** Please refer to the portfolio of investments to view securities segregated by industry.

It is the Fund’s policy to recognize transfers in and out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of these financial statements.

26

Destra Wolverine Alternative Opportunities Fund†

Portfolio of Investments

September 30, 2017 (consolidated)

Number
of
Shares	Description	Fair Value

	Investment Companies – 93.1%

	Commodity Fund – 0.2%
3,087	iShares S&P GSCI Commodity Indexed Trust*	$45,996
5,965	PowerShares DB Commodity Index Tracking Fund*	91,861
		137,857
	Debt Fund – 0.1%
153	iShares Core U.S. Aggregate Bond ETF	16,767
207	Vanguard Total Bond Market ETF	16,966
		33,733

	Equity Fund – 92.8%
30,660	iShares Europe ETF	1,437,034
6,718	iShares MSCI Emerging Markets ETF	301,034
49,870	iShares MSCI Eurozone ETF	2,160,369
131,728	iShares MSCI Japan ETF	7,338,567
72,761	iShares Russell 1000 Growth ETF	9,099,491
7,207	iShares Russell 1000 Value ETF	854,102
18,691	iShares Russell 2000 Value ETF	2,319,927
3,720	iShares S&P 500 Growth ETF	533,522
907	iShares S&P 500 Value ETF	97,874
1,716	iShares U.S. Real Estate ETF	137,074
334,834	Vanguard FTSE Emerging Markets ETF	14,588,717
184,611	Vanguard FTSE Europe ETF	10,768,360
1,080	Vanguard FTSE Pacific ETF	73,656
8,052	Vanguard Growth ETF	1,068,903
14,760	Vanguard REIT ETF	1,226,408
9,482	Vanguard Value ETF	946,493
		52,951,531

	Total Investment Companies
	(Cost $47,470,385)	$53,123,121

	Money Market Mutual Fund – 6.7%
3,820,673	BlackRock Liquidity Funds
	FedFund Portfolio,
	Institutional Shares, 0.93% (a)
	(Cost $3,820,673)	3,820,673
	Total Investments – 99.8%
	(Cost $51,291,058)	56,943,794
	Other Assets in excess of Liabilities – 0.2%	124,972
	Net Assets – 100.0%	$57,068,766

ETF – Exchange Traded Fund

		% of
Summary by Country	Fair Value	Net Assets
United States	$56,943,794	99.8%
Total Investments	56,943,794	99.8
Other Assets less Liabilities	124,972	0.2
Net Assets	$57,068,766	100.0%

†	The Consolidated Portfolio of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transaction have been eliminated in consolidation.
*	Non-income producing security.
(a)	Interest rate shown reflects a 1-day yield as of September 30, 2017.

Futures contracts outstanding as of September 30, 2017:

					Notional
				Notional	Value at
		Expiration	Number of	Value at	September 30,	Unrealized
Contract Description	Broker	Date	Contracts	Trade Date	2017	Depreciation
Gold 100 OZ Futures	Goldman Sachs & Co	Dec-17	14	$1,879,522	$1,798,720	$(80,802)

Cash posted as collateral to broker for futures contracts was $689,842 at September 30, 2017.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2017. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 3 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investment Companies**	$53,123,121	$–	$–	$53,123,121
Money Market Mutual Fund	3,820,673	–	–	3,820,673
Other Financial Instruments***	(80,802)	–	–	(80,802)
Total Investments in Securities	$56,862,992	$–	$–	$56,862,992

** Please refer to the portfolio of investments to view securities segregated by industry.

***Derivative instruments, including futures contracts, are valued at the net unrealized appreciation (depreciation) on the instruments.

It is the Fund’s policy to recognize transfers in and out at the fair value as of the beginning of the period.

The accompanying notes are an integral part of these financial statements.

27

Statements of Assets and Liabilities

September 30, 2017

	Destra		Destra
	Flaherty &		Wolverine
	Crumrine	Destra	Alternative
	Preferred	Focused	Opportunities
	and	Equity	Fund
	Income Fund	Fund	(Consolidated)
Assets
Investments:
Investments at cost	$276,417,500	$16,609,915	$51,291,058
Net unrealized appreciation	16,828,130	3,783,464	5,652,736
Total investments at fair value	293,245,630	20,393,379	56,943,794
Cash & cash equivalents	21,820	—	39,978
Cash deposited at the broker for futures collateral	—	—	689,842
Receivables:
Dividends and interest	2,880,773	5,898	—
Capital shares sold	729,963	30,000	—
Investment securities sold	217,893	259,528	731,913
Prepaid expenses	6,495	1,612	1,650
Total assets	297,102,574	20,690,417	58,407,177

Liabilities
Payables:
Capital shares redeemed	1,352,134	100,939	—
Distribution payable	352,557	—	—
Due to advisor	206,383	12,104	52,542
Transfer agent fees	67,202	15,200	14,958
Legal fees	23,224	14,926	4,511
Audit fees	23,032	29,402	43,112
CCO/CFO fees	18,831	2,162	4,006
Blue Sky fees	7,481	7,502	6,081
Investment securities purchased	—	47,347	1,158,453
Other accrued expenses and liabilities	123,980	39,266	54,748
Total liabilities	2,174,824	268,848	1,338,411
Net Assets	$294,927,750	$20,421,569	$57,068,766

Composition of Net Assets
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$276,542,145	$10,932,263	$52,016,564
Undistributed net investment income	1,764,686	—	71,649
Accumulated net realized gain (loss) on investments	(207,211)	5,705,842	(591,381)
Net unrealized appreciation on investments	16,828,130	3,783,464	5,571,934
Net Assets	$294,927,750	$20,421,569	$57,068,766

Net Assets
Class A	$67,639,132	$4,409,667	$620,490
Class C	$32,763,968	$2,555,362	$563,554
Class I	$194,524,650	$13,456,540	$55,884,722

Shares Outstanding
Class A	3,608,107	205,938	56,554
Class C	1,740,356	126,713	51,758
Class I	10,411,475	617,629	5,093,397

Net Asset Value Per Share
Class A	$18.75	$21.41	$10.97
Maximum Offering Pricing Per Share (includes sales charge of 4.50%)	$19.63	$22.42	$11.49
Class C	$18.83	$20.17	$10.89
Class I	$18.68	$21.79	$10.97

The accompanying notes are an integral part of these financial statements.

28

Statements of Operations

For the year ended September 30, 2017

	Destra		Destra
	Flaherty &		Wolverine
	Crumrine	Destra	Alternative
	Preferred	Focused	Opportunities
	and	Equity	Fund
	Income Fund	Fund	(Consolidated)
Investment Income
Dividends	$6,351,978	$507,633	$1,110,918
Interest Income	7,602,461	—	—
Less: foreign taxes withheld	—	(3,009)	—
Total Investment Income	13,954,439	504,624	1,110,918

Expenses
Advisory fees	1,824,013	321,590	640,106
Transfer agent fees	390,668	129,735	76,015
Administration and accounting fees	129,767	85,000	125,000
Legal fees	35,938	4,551	9,592
Distribution fees Class A	169,468	15,190	1,391
Distribution fees Class C	296,193	38,880	5,304
Blue Sky fees	73,273	56,954	54,701
CCO/CFO fees	58,989	16,000	16,375
Shareholder reporting fees	57,762	6,713	4,679
Audit fees	46,706	44,646	56,651
Custody fees	32,604	14,595	31,621
Trustees' fees and expenses	24,582	22,225	22,379
Insurance fees	22,805	7,855	6,851
Subsidiary fees	—	—	8,857
Other expenses	2,312	231	2,407
Total expenses	3,165,080	764,165	1,061,929
Advisory Fees Waived or Recouped	340,611	—	—
Less: expense waivers and reimbursements	—	(199,335)	(121,743)
Net expenses	3,505,691	564,830	940,186
Net Investment Income (Loss)	$10,448,748	$(60,206)	$170,732

Realized and Unrealized Gain
Net realized gain on investments in securities	610,554	10,310,690	1,886,390
Net realized loss on futures contracts	—	—	(665,613)
Net realized gain on investments in securities and futures contracts	610,554	10,310,690	1,220,777
Net change in unrealized appreciation (depreciation) on investments in securities	5,920,530	(6,319,312)	4,099,444
Net change in unrealized loss on futures contracts	—	—	(59,806)
Net change in unrealized gain (loss) on investments in securities and futures contracts	5,920,530	(6,319,312)	4,039,638
Net realized and unrealized gain on investments in securities and futures contracts	6,531,084	3,991,378	5,260,415
Net Increase in Net Assets Resulting from Operations	$16,979,832	$3,931,172	$5,431,147

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	Destra Flaherty & Crumrine		Destra Focused
	Preferred and Income Fund		Equity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$10,448,748	$6,599,127	$(60,206)	$(13,246)
Net realized gain (loss) on investments in securities	610,554	(37,078)	10,310,690	3,727,816
Net change in unrealized appreciation (depreciation) on investments in securities and futures contracts	5,920,530	10,453,427	(6,319,312)	(5,217,851)
Net increase (decrease) in net assets resulting from operations	16,979,832	17,015,476	3,931,172	(1,503,281)

Class A
Distribution to Shareholders
Net investment income	(2,815,941)	(2,037,061)	—	—
Net realized gain	—	—	(636,176)	(278,926)
Total distributions to shareholders	(2,815,941)	(2,037,061)	(636,176)	(278,926)

Class C
Distribution to Shareholders
Net investment income	(1,013,527)	(580,347)	—	—
Net realized gain	—	—	(372,603)	(180,914)
Total distributions to shareholders	(1,013,527)	(580,347)	(372,603)	(180,914)

Class I
Distribution to Shareholders
Net investment income	(6,496,539)	(3,544,115)	—	—
Net realized gain	—	—	(3,105,450)	(1,345,272)
Total distributions to shareholders	(6,496,539)	(3,544,115)	(3,105,450)	(1,345,272)

Class A
Capital Share Transactions
Proceeds from shares sold	38,656,747	77,031,463	191,250	2,373,312
Reinvestment of distribution	1,878,733	1,384,911	535,848	238,293
Cost of shares redeemed	(53,209,326)	(24,637,814)	(5,968,135)	(4,830,324)
Net increase (decrease) from capital share transactions	(12,673,846)	53,778,560	(5,241,037)	(2,218,719)

Class C
Capital Share Transactions
Proceeds from shares sold	10,735,607	21,538,079	28,795	831,085
Reinvestment of distribution	583,260	344,681	342,727	171,944
Cost of shares redeemed	(8,394,330)	(2,545,510)	(2,608,115)	(2,817,323)
Net increase (decrease) from capital share transactions	2,924,537	19,337,250	(2,236,593)	(1,814,294)

Class I
Capital Share Transactions
Proceeds from shares sold	122,057,231	139,409,509	2,812,613	8,817,523
Reinvestment of distribution	5,000,115	2,843,898	2,814,765	1,188,759
Cost of shares redeemed	(66,097,405)	(48,731,026)	(38,552,588)	(16,546,686)
Redemption fees	—	28,111	—	—
Net increase (decrease) from capital share transactions	60,959,941	93,550,492	(32,925,210)	(6,540,404)

Total increase (decrease) in net assets	57,864,457	177,520,255	(40,585,897)	(13,881,810)
Net Assets
Beginning of period	237,063,293	59,543,038	61,007,466	74,889,276
End of period	$294,927,750	$237,063,293	$20,421,569	$61,007,466
Undistributed (overdistributed) net investment income (loss) at end of period	$1,764,686	$1,066,762	$—	$(13,246)

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets (continued)

	Destra Flaherty & Crumrine		Destra Focused
	Preferred and Income Fund		Equity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	4,318,991	1,272,056	462,005	564,129
Shares sold	2,109,372	4,378,294	9,175	109,631
Shares reinvested	103,490	78,433	27,894	10,662
Shares redeemed	(2,923,746)	(1,409,792)	(293,136)	(222,417)
Shares outstanding, end of period	3,608,107	4,318,991	205,938	462,005

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	1,587,915	490,570	239,168	330,798
Shares sold	582,237	1,222,828	1,510	38,584
Shares reinvested	32,021	19,462	18,842	8,024
Shares redeemed	(461,817)	(144,945)	(132,807)	(138,238)
Shares outstanding, end of period	1,740,356	1,587,915	126,713	239,168

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	7,133,676	1,729,981	2,197,900	2,508,703
Shares sold	6,667,168	8,021,910	137,092	404,878
Shares reinvested	275,598	161,545	144,273	52,600
Shares redeemed	(3,664,967)	(2,779,760)	(1,861,636)	(768,281)
Shares outstanding, end of period	10,411,475	7,133,676	617,629	2,197,900

The accompanying notes are an integral part of these financial statements.

31

Statements of Changes in Net Assets (continued)

	Destra Wolverine
	Alternative
	Opportunities Fund
	(Consolidated)
		For the
		Period
		October 7,
	For the	2015(a)
	year ended	through
	September 30,	September 30,
	2017	2016
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$170,732	$74,329
Net realized gain (loss) on investments in securities	1,220,777	(365,012)
Net change in unrealized appreciation (depreciation) on investments in securities and futures contracts	4,039,638	1,532,296
Net increase (decrease) in net assets resulting from operations	5,431,147	1,241,613

Class A
Distribution to Shareholders
Net investment income	(13,464)	(64)
Net realized gain	—	(812)
Total distributions to shareholders	(13,464)	(876)

Class C
Distribution to Shareholders
Net investment income	(9,304)	—
Net realized gain	—	(771)
Total distributions to shareholders	(9,304)	(771)
Class I
Distribution to Shareholders
Net investment income	(1,393,038)	(127,873)
Net realized gain	—	(75,232)
Total distributions to shareholders	(1,393,038)	(203,105)

Class A
Capital Share Transactions
Proceeds from shares sold	31,000	541,867
Reinvestment of distribution	13,407	876
Cost of shares redeemed	—	(19,508)
Net increase (decrease) from capital share transactions	44,407	523,235

Class C
Capital Share Transactions
Proceeds from shares sold	—	507,156
Reinvestment of distribution	9,304	771
Cost of shares redeemed	—	—
Net increase (decrease) from capital share transactions	9,304	507,927

Class I
Capital Share Transactions
Proceeds from shares sold	208,408	49,153,068
Reinvestment of distribution	1,392,717	203,105
Cost of shares redeemed	(25,607)	—
Redemption fees	—	—
Net increase (decrease) from capital share transactions	1,575,518	49,356,173

Total increase (decrease) in net assets	5,644,570	51,424,196
Net Assets
Beginning of period	51,424,196	—
End of period	$57,068,766	$51,424,196
Undistributed (overdistributed) net investment income (loss) at end of period	$71,649	$17,928

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets (continued)

	Destra Wolverine
	Alternative
	Opportunities Fund
	(Consolidated)
		For the
		Period
		October 7,
	For the	2015(a)
	year ended	through
	September 30,	September 30,
	2017	2016
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	52,336	—
Shares sold	2,873	54,202
Shares reinvested	1,345	88
Shares redeemed	—	(1,954)
Shares outstanding, end of period	56,554	52,336
Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	50,823	—
Shares sold	—	50,745
Shares reinvested	935	78
Shares redeemed	—	—
Shares outstanding, end of period	51,758	50,823
Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	4,935,687	—
Shares sold	20,288	4,915,109
Shares reinvested	139,972	20,578
Shares redeemed	(2,550)	—
Shares outstanding, end of period	5,093,397	4,935,687

(a) Commencement of operations

The accompanying notes are an integral part of these financial statements.

33

Financial Highlights

For a share of common stock outstanding throughout the periods indicated.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Class A
Net asset value, beginning of year	$18.20	$17.07	$16.94	$15.98	$16.87
Investment operations:
Net investment income[1]	0.77	0.78	0.84	0.84	0.88
Net realized and unrealized gain (loss)	0.55	1.03	0.06	0.96	(0.80)
Net Increase in Net Asset Value from Operations	1.32	1.81	0.90	1.80	0.08
Distributions paid to shareholders from:
Net investment income	(0.77)	(0.68)	(0.77)	(0.84)	(0.97)
Net realized gain	—	—	—	— [2]	— [2]
Total distributions	(0.77)	(0.68)	(0.77)	(0.84)	(0.97)
Net asset value, end of year	$18.75	$18.20	$17.07	$16.94	$15.98

TOTAL RETURN[3]	7.46%	10.84%	5.38%	11.49%	0.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$67,639	$78,613	$21,718	$12,532	$21,319
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.50%	1.46%	1.50%	1.50%	1.50%
Expenses, prior to expense reimbursements/waivers	1.50%	1.46%	2.12%	2.26%	1.99%
Net investment income	4.24%	4.46%	4.86%	5.08%	5.22%
Portfolio turnover rate	18%	13%	29%	27%	49%

Class C
Net asset value, beginning of year	$18.28	$17.14	$17.00	$16.03	$16.89
Investment operations:
Net investment income[1]	0.64	0.65	0.71	0.75	0.76
Net realized and unrealized gain (loss)	0.54	1.04	0.07	0.93	(0.81)
Net Increase (Decrease) in Net Asset Value from Operations	1.18	1.69	0.78	1.68	(0.05)

Distributions paid to shareholders from:
Net investment income	(0.63)	(0.55)	(0.64)	(0.71)	(0.81)
Net realized gain	—	—	—	—	—2
Total distributions	(0.63)	(0.55)	(0.64)	(0.71)	(0.81)
Net asset value, end of year	$18.83	$18.28	$17.14	$17.00	$16.03

TOTAL RETURN[3]	6.64%	10.03%	4.64%	10.68%	(0.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$32,764	$29,023	$8,408	$5,327	$4,099
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.25%	2.20%	2.25%	2.25%	2.25%
Expenses, prior to expense reimbursements/waivers	2.25%	2.20%	2.69%	3.10%	3.09%
Net investment income	3.51%	3.69%	4.09%	4.47%	4.51%
Portfolio turnover rate	18%	13%	29%	27%	49%

The accompanying notes are an integral part of these financial statements.

34

Financial Highlights (continued)

For a share of common stock outstanding throughout the periods indicated.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Class I
Net asset value, beginning of year	$18.14	$17.00	$16.86	$15.89	$16.79
Investment operations:
Net investment income[1]	0.82	0.83	0.88	0.92	0.92
Net realized and unrealized gain (loss)	0.53	1.03	0.06	0.92	(0.80)
Net Increase in Net Asset Value from Operations	1.35	1.86	0.94	1.84	0.12
Distributions paid to shareholders from:
Net investment income	(0.81)	(0.73)	(0.82)	(0.88)	(1.03)
Net realized gain	—	—	—	—	— [2]
Total distributions	(0.81)	(0.73)	(0.82)	(0.88)	(1.03)
Redemption fees	—	0.01	0.02	0.01	0.01
Net asset value, end of year	$18.68	$18.14	$17.00	$16.86	$15.89

TOTAL RETURN[3]	7.70%	11.24%	5.77%	11.93%	0.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$194,525	$129,427	$29,417	$22,260	$15,268
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.25%	1.19%	1.22%	1.22%	1.22%
Expenses, prior to expense reimbursements/waivers	1.25%	1.19%	1.47%	1.64%	1.55%
Net investment income	4.48%	4.75%	5.10%	5.58%	5.50%
Portfolio turnover rate	18%	13%	29%	27%	49%

1	Based on average shares outstanding.
2	Greater than $0.000, but less than $0.005.
3	Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

The accompanying notes are an integral part of these financial statements.

35

Financial Highlights

For a share of common stock outstanding throughout the periods indicated.

	Destra Focused Equity Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Class A
Net asset value, beginning of year	$20.91	$21.92	$22.46	$19.75	$16.76
Investment operations:
Net investment income (loss)[1]	(0.05)	(0.03)	(0.11)	(0.11)	0.01
Net realized and unrealized gain (loss)	2.35	(0.45)	0.96	3.28	3.04
Net Increase (Decrease) in Net Asset Value from Operations	2.30	(0.48)	0.85	3.17	3.05

Distributions paid to shareholders from:
Net investment income	—	—	—	—	(0.06)
Net realized gain	(1.80)	(0.53)	(1.39)	(0.46)	—
Total distributions	(1.80)	(0.53)	(1.39)	(0.46)	(0.06)
Net asset value, end of year	$21.41	$20.91	$21.92	$22.46	$19.75

TOTAL RETURN[2]	11.98%	(2.33)%	3.48%	16.25%	18.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$4,410	$9,660	$12,364	$13,298	$36,353
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense reimbursements/waivers	2.25%	1.77%	2.22%	1.83%	1.89%
Net investment income (loss)	(0.27)%	(0.14)%	(0.49)%	(0.52)%	0.04%
Portfolio turnover rate	36%	52%	36%	58%	40%

Class C
Net asset value, beginning of year	$19.94	$21.08	$21.80	$19.32	$16.46
Investment operations:
Net investment loss[1]	(0.20)	(0.19)	(0.28)	(0.27)	(0.12)
Net realized and unrealized gain (loss)	2.23	(0.42)	0.95	3.21	2.98
Net Increase (Decrease) in Net Asset Value from Operations	2.03	(0.61)	0.67	2.94	2.86
Distributions paid to shareholders from:
Net realized gain	(1.80)	(0.53)	(1.39)	(0.46)	—
Net asset value, end of year	$20.17	$19.94	$21.08	$21.80	$19.32

TOTAL RETURN[2]	11.16%	(3.05)%	2.73%	15.40%	17.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$2,555	$4,768	$6,972	$5,013	$2,891
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35%	2.35%	2.35%	2.35%	2.35%
Expenses, prior to expense reimbursements/waivers	3.14%	2.52%	2.72%	3.00%	3.44%
Net investment loss	(1.01)%	(0.90)%	(1.25)%	(1.32)%	(0.67)%
Portfolio turnover rate	36%	52%	36%	58%	40%

The accompanying notes are an integral part of these financial statements.

36

Financial Highlights (continued)

For a share of common stock outstanding throughout the periods indicated.

	Destra Focused Equity Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Class I
Net asset value, beginning of year	$21.19	$22.14	$22.61	$19.81	$16.81
Investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.03	(0.05)	(0.06)	0.06
Net realized and unrealized gain (loss)	2.40	(0.45)	0.96	3.30	3.04
Net Increase (Decrease) in Net Asset Value from Operations	2.40	(0.42)	0.91	3.24	3.10

Distributions paid to shareholders from:
Net investment income	—	—	—	—	(0.11)
Net realized gain	(1.80)	(0.53)	(1.39)	(0.46)	—
Total distributions	(1.80)	(0.53)	(1.39)	(0.46)	(0.11)
Redemption fees	—	—	0.01	0.02	0.01
Net asset value, end of year	$21.79	$21.19	$22.14	$22.61	$19.81

TOTAL RETURN[2]	12.32%	(2.03)%	3.78%	16.66%	18.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$13,457	$46,579	$55,553	$51,841	$22,743
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.35%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense reimbursements/waivers	1.81%	1.52%	1.37%	1.41%	1.53%
Net investment income (loss)	(0.02)%	0.12%	(0.22)%	(0.29)%	0.35%
Portfolio turnover rate	36%	52%	36%	58%	40%

1	Based on average shares outstanding.
2	Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.
3	Less than $0.005.

The accompanying notes are an integral part of these financial statements.

37

Financial Highlights

For a share of common stock outstanding throughout the period indicated.

	Destra Wolverine
	Alternative Opportunities
	Fund (Consolidated)
		For the Period
	For the	October 7,
	year ended	2015*
	September 30,	through
	2017	September 30,
	(unaudited)	2016
Class A
Net asset value, beginning of period	$10.21	$10.00
Investment operations:
Net investment income (loss)[1]	0.01	(0.01)
Net realized and unrealized gain	1.01	0.24
Net Increase in Net Asset Value from Operations	1.02	0.23

Distributions paid to shareholders from:
Net investment income	(0.26)	— [2]
Net realized gains	—	(0.02)
Total distributions	(0.26)	(0.02)
Net asset value, end of period	$10.97	$10.21

TOTAL RETURN[3]	10.22%	2.27%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$620	$534
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.00%	2.00%[5]
Expenses, prior to expense reimbursements/waivers	2.23%	2.42%[5]
Net investment income (loss)[1]	0.09%	(0.07)%[5]
Portfolio turnover rate	250%	424%[4]

Class C
Net asset value, beginning of period	$10.13	$10.00
Investment operations:
Net investment loss[1]	(0.07)	(0.08)
Net realized and unrealized gain	1.01	0.23
Net Increase in Net Asset Value from Operations	0.94	0.15

Distributions paid to shareholders from:
Net investment income	(0.18)	—
Net realized gains	—	(0.02)
Total distributions	(0.18)	(0.02)
Net asset value, end of period	$10.89	$10.13

TOTAL RETURN[3]	9.48%	1.46%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$564	$515
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.75%	2.75%[5]
Expenses, prior to expense reimbursements/waivers	2.98%	3.16%[5]
Net investment loss	(0.66)%	(0.84)%[5]
Portfolio turnover rate	250%	424%[4]

The accompanying notes are an integral part of these financial statements.

38

Financial Highlights (continued)

For a share of common stock outstanding throughout the period indicated.

	Destra Wolverine
	Alternative Opportunities
	Fund (Consolidated)
		For the Period
	For the	October 7,
	year ended	2015*
	September 30,	through
	2017	September 30,
	(unaudited)	2016
Class I
Net asset value, beginning of period	$10.21	$10.00
Investment operations:
Net investment income[1]	0.03	0.02
Net realized and unrealized gain	1.01	0.24
Net Increase in Net Asset Value from Operations	1.04	0.26

Distributions paid to shareholders from:
Net investment income	(0.28)	(0.03)
Net realized gain	—	(0.02)
Total distributions	(0.28)	(0.05)
Net asset value, end of period	$10.97	$10.21

TOTAL RETURN[3]	10.49%	2.53%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$55,884	$50,375
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.75%	1.75%[5]
Expenses, prior to expense reimbursements/waivers	1.98%	2.16%[5]
Net investment income	0.33%	0.16%[5]
Portfolio turnover rate	250%	424%[4]

*	Commencement of operations.
1	Based on average shares outstanding.
2	Greater than $0.000, but less than $0.005.
3	Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

39

Notes to the Financial Statements

September 30, 2017

1.	ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010 as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2017, the Trust consisted of three series (collectively, the “Funds” and each individually a “Fund”):

Diversification
Fund	Classification
Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”)	Non-diversified
Destra Focused Equity Fund (“Focused Equity Fund”)	Non-diversified
Destra Wolverine Alternative Opportunities Fund (“Wolverine Alternative Opportunities Fund”)	Diversified

The Flaherty & Crumrine Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long-term capital appreciation. The Wolverine Alternative Opportunity Fund’s investment objective is to seek long-term capital appreciation by investment in broad assets classes. Each Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Funds follows the accounting and reporting guidance in FASB Accounting Standard Codification 946.

2.	CONSOLIDATION OF SUBSIDIARIES

The Destra Wolverine Asset Subsidiary (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of Wolverine Alternative Opportunities Fund.

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Wolverine Alternative Opportunities Fund listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Wholly Owned
Fund	Subsidiary
Wolverine Alternative Opportunities Fund	Destra Wolverine Asset Subsidiary

A summary of Wolverine Alternative Opportunities Fund’s investment in its corresponding subsidiary is as follows:

		Subsidiary	% of Fund’s Total
	Inception Date	Net Assets at	Net Assets at
Funds	of Subsidiary	September 30, 2017	September 30, 2017
Wolverine Alternative Opportunities Fund	October 7, 2015	$887,121	1.6%

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

40

Notes to the Financial Statements

September 30, 2017 (continued)

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”.

Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Futures contracts generally will be valued at the settlement or closing price determined by the applicable exchange.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds values Level 1 securities using readily available market quotations in active markets. The Funds values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

41

Notes to the Financial Statements

September 30, 2017 (continued)

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.75%, 0.85% and 1.20% respectively, of the average daily net assets of the Flaherty & Crumrine Preferred and Income Fund, Focused Equity Fund and Wolverine Alternative Opportunities Fund.

The Trust and the Advisor have a fee waiver and expense arrangement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of Flaherty & Crumrine Preferred and Income Fund to 1.50%, 2.25%, and 1.25%, respectively, Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35%, and 1.35%, respectively, and of Class A, Class C and Class I of Wolverine Alternative Opportunities to 2.00%, 2.75%, and 1.75%, respectively. This waiver will continue in effect until December 31, 2027. The waiver may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

To the extent that the expense ratios of the Funds are less than the Fund’s applicable expense cap, the Advisor may recover a portion of the reimbursed amount for the Funds equal to the amount of the expense cap less the actual expense ratio for the Funds for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

The following table presents amounts eligible for recovery at September 30, 2017:

	Destra Flaherty &
	Crumrine	Destra	Destra Wolverine
	Preferred and	Focused	Alternative
	Income Fund	Equity Fund	Opportunities Fund
For eligible expense reimbursements expiring:
September 30, 2018	$92,007	$135,212	$—
September 30, 2019	—	137,311	200,640
September 30, 2020	—	199,335	121,743
	$92,007	$471,858	$322,383

During the year ended September 30, 2017, the Advisor recovered fees that were previously reimbursed from Destra Flaherty & Crumrine Preferred and Income Fund of $340,611.

42

Notes to the Financial Statements

September 30, 2017 (continued)

Sub-Advisory Agreement

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-advisor. Focused Equity Fund has retained WestEnd Advisors, LLC (“WestEnd”) as its investment sub-advisor. Wolverine Alternative Opportunities Fund has retained Wolverine to serve as its investment sub-advisor.

The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund (excluding Wolverine Alternative Opportunities)

The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Wolverine an amount equal to (a) 100% of the net advisory fees paid to the Advisor for its services to the Wolverine Alternative Opportunities Fund for the first $50 million of assets in the Fund; (b) 75% of the net advisory fees paid to the Advisor for its services to the Fund in excess of $50 million up to $150 million of assets in the Fund; and (c) 50% of the net advisory fees paid to the Advisor for its services to the Fund for assets in excess of $150 million. The fees paid to Wolverine by the Advisor shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Wolverine Alternative Opportunities Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreements. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and C shares, respectively. Payments are made to Destra Capital Investments LLC, the Funds’ distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

6. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

For the year ended September 30, 2017, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, was as follows:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Flaherty & Crumrine Preferred and Income Fund	$277,588,262	$16,213,473	$(556,105)	$15,657,368
Focused Equity Fund	17,037,542	4,813,567	(1,457,730)	$3,355,837
Wolverine Alternative Opportunities Fund	52,402,099	4,894,901	(434,008)	$4,460,893

43

Notes to the Financial Statements

September 30, 2017 (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, investments in trust preferred securities and the investment in the Subsidiary. For the year ended September 30, 2017, the components of accumulated earnings/loss on a tax-basis were as follows:

					Total
	Undistributed	Undistributed	Temporary	Net Unrealized	Accumulated
	Ordinary	Capital	Book/Tax	Appreciation	Earnings
	Income	Gains	Differences	(Depreciation)	(Losses)
Flaherty & Crumrine Preferred and Income Fund	$562,667	$949,070	$1,216,500	$15,657,368	$18,385,605
Focused Equity Fund	—	6,133,469	—	3,355,837	9,489,306
Wolverine Alternative Opportunities Fund	139,643	519,660	(67,994)	4,460,893	5,052,202

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in trust preferred securities, and the investment in the Subsidiary, a net operating loss and deemed dividends paid due to shareholder redemptions. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2017, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss) On	Paid-In
	Income	Investments	Capital
Flaherty & Crumrine Preferred and Income Fund	$575,183	$(575,183)	$—
Focused Equity Fund	73,452	(3,739,907)	3,666,455
Wolverine Alternative Opportunities Fund	1,298,795	22,915	(1,321,710)

For the year ended September 30, 2017, the Flaherty & Crumrine Preferred and Income Fund utilized $57,656 of its prior year capital loss carryforward against current year realized gains.

The tax character of distributions paid for the year ended September 30, 2017, were as follows:

		Distributions
	Distributions	Paid From
	Paid From	Long-Term
	Ordinary	Captial
	Income	Gains
Flaherty & Crumrine Preferred and Income Fund	$10,326,007	$—
Focused Equity Fund	—	4,114,229
Wolverine Alternative Opportunities Fund	1,415,806	—

7. INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Flaherty & Crumrine Preferred and Income Fund	$103,506,429	$43,372,009
Focused Equity Fund	13,835,120	58,001,250
Wolverine Alternative Opportunities Fund	128,825,573	122,985,814

44

Notes to the Financial Statements

September 30, 2017 (continued)

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge of 4.50% on purchases of less than $1,000,000. The Funds’ Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. The Fund charges this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Funds’ Prospectus.

9. DERIVATIVE FINANCIAL INSTRUMENTS

Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk- related contingent features in derivative agreements. The Wolverine Alternative Opportunities Fund invested in derivatives futures contracts for the period ended September 30, 2017.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract.

Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin, if any, is recorded on the Statements of Assets and Liabilities.

During the fiscal year ended September 30, 2017 Wolverine Alternative Opportunities Fund utilized futures contracts to effect short exposure to emerging markets equity returns, currency returns and commodity returns, The open futures contracts at September 30, 2017, are listed in the Portfolio of Investments. The variation margin receivable or payable, if applicable, is included in the Statements of Assets and Liabilities.

At September 30, 2017, the fair value of derivatives instruments reflected in Cash deposited at the broker for futures collateral on the Statement of Assets and Liabilities was $(80,802) (includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments). Only unsettled variation margin is reported within the Statements of Assets and Liabilities, if any.

Realized loss on derivative instrument reflected on the Statement of Operation during the period ended September 30, 2017 was $(665,613).

For the fiscal year ended September 30, 2017, the monthly average volume of futures held by Wolverine Alternative Opportunities Fund was $2,737,697.

10. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Credit and Counterparty Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Destra Focused

45

Notes to the Financial Statements

September 30, 2017 (continued)

Equity Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

11. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issuance and determined that there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements except as noted below.

On September 21, 2017, the Board of Trustees of Destra Investment Trust (the “Trust”), on behalf of its series, Destra Focused Equity Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective October 6, 2017, the Fund no longer accepted orders from new investors or existing shareholders to purchase Fund shares. On October 20, 2017 (the“Liquidation Date”), all of the assets of the Fund were liquidated completely, the shares of any shareholders holding shares on the Liquidation Date were redeemed at the net asset value per share and the Fund terminated as a series of the Trust.

46

Report of Independent

Registered Public Accounting Firm

Board of Trustees and Shareholders

The Destra Investment Trust

We have audited the accompanying statements of assets and liabilities of the Destra Investment Trust, comprising the Destra Flaherty & Crumrine Preferred and Income Fund, the Destra Focused Equity Fund and the Destra Wolverine Alternative Opportunities Fund (collectively, the Funds), including the portfolios of investments as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Focused Equity Fund; the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period October 7, 2015 (commencement of operations) through September 30, 2016, for the Destra Wolverine Alternative Opportunities Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2014 and September 30, 2013, for the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Focused Equity Fund, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial statements and financial highlights in their report dated November 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Destra Investment Trust as of September 30, 2017, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

/s/Grant Thornton LLP

Chicago, Illinois
November 21, 2017

47

Supplemental Information

(unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

FUND	DRD	QDI
Flaherty & Crumrine Preferred and Income Fund	67.22%	87.74%
Focused Equity Fund	0.00%	0.00%
Wolverine Alternative Opportunities Fund	11.42%	24.73%

The Fund below intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross	Foreign
	Foreign Income	Taxes Paid
Wolverine Alternative Opportunities Fund	$652,113	$64,879

48

Board Considerations Regarding the Approval of the

Investment Management Agreement and Investment Sub-Advisory Agreements

(unaudited)

At special meetings held on August 4 and 8, 2017 and a regular meeting held on August 7, 2017, the Board of Trustees (the “Board”) of Destra Investment Trust (the “Trust”) considered approval of the following new investment management agreement and sub-advisory agreements:

•	Investment Management Agreement (the “Management Agreement”) between Destra Capital Advisors LLC (the “Advisor”) and the Trust on behalf of Destra Flaherty & Crumrine Preferred and Income Fund (the “F&C Fund”), Destra Focused Equity Fund (the “Focused Equity Fund”), Destra Wolverine Alternative Opportunities Fund (the “Wolverine Fund”) and Destra Wolverine Asset Subsidiary (“Destra Subsidiary” and, together with the funds described above, the “Funds”);

•	Sub-Advisory Agreement among the Trust, the Advisor and Wolverine Asset Management, LLC (“Wolverine”) with respect to the Wolverine Fund;

•	Sub-Advisory Agreement among the Trust, the Advisor and Wolverine with respect to the Wolverine Subsidiary;

•	Sub-Advisory Agreement among the Trust, the Advisor and WestEnd Advisors LLC (“WestEnd”) with respect to the Focused Equity Fund; and

•	Sub-Advisory Agreement among the Trust, the Advisor and Flaherty & Crumrine, Inc. (“F&C”) with respect to the F&C Fund. (The sub-advisory agreements described above are referred to individually as a “Sub-Advisor Agreement” and collectively as the “Sub-Advisor Agreements.”)

The Board considered approval of the Management Agreement and Sub-Advisory Agreements in connection with a proposed change of control of the Advisor. Specifically, Continuum Capital Managers, LLC (“Continuum”) entered into a definitive agreement to acquire a controlling interest in the parent corporation of the Advisor (the “Transaction”). The closing of the Transaction would result in a change of control of the Advisor for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), thereby resulting in the automatic termination of the existing Management Agreement and Sub-Advisory Agreements. The Board therefore considered approval of the new Management Agreement and Sub-Advisory Agreement for each Fund (the “New Agreements”) as a condition to the closing of the Transaction.

In connection with the Board’s review of the New Agreements, the Independent Trustees requested, and the Advisor, Sub-Advisors and Continuum provided the Board with, information about a variety of matters. The Board considered, among other things, the following information:

•	the anticipated enhanced financial strength and resources of the Advisor and distributor following the Transaction and Continuum’s ability to provide revenue-generating opportunities in the future and other financial resources;

•	that the Advisor has no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds;

•	the potential for changes in the employees and staff of the Advisor following the Transaction;

•	that it is currently expected that the current key employees of the Advisor primarily responsible for portfolio management and compliance services for the Funds will remain employees of the Advisor and will continue to provide services to the Funds following the Transaction;

•	that sub-advisory services currently provided to the Funds will not be affected by the Transaction;

•	that the Advisor or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Agreements and Continuum has agreed to pay all reasonable shareholder proxy expenses;

•	that the Advisor and Continuum have agreed to take certain actions to comply with the “safe harbor” contained in Section 15(f) of the 1940 Act;

•	Continuum’s statement to the Board that the manner in which the Funds’ assets are managed will not change as a result of the Transaction;

•	the assurance from the Advisor and Continuum that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds;

•	the Advisor’s current financial condition and anticipated positive impact of the Transaction;

•	the impact of the Transaction on the Advisor’s day-to-day operations; and

•	the long-term business goals of Continuum and the Advisor with regard to the business and operations of the Advisor.

49

Board Considerations Regarding the Approval of the

Investment Management Agreement and Investment Sub-Advisory Agreements

(unaudited)

At the meeting held on August 8, 2017, the Board and the Independent Trustees, voting separately, determined that the new Investment Management Agreement and the new Sub-Advisory Agreement for each Fund are in the best interests of that Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them for an initial two-year term. To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.

To assist the Board in its evaluation of the New Agreements, the Independent Trustees received materials in advance of Board meetings from the Advisor, Continuum and the Sub-Advisors. The Independent Trustees also met with senior executives of the Advisor and Continuum. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor, Continuum and the Sub-Advisors. The Board applied its business judgment to determine whether the arrangements between the Trust, the Advisor and each Sub-Advisor are reasonable business arrangements from the Funds’ perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services Provided to the Funds

In connection with the investment advisory services to be provided under the New Agreements, the Board took into account detailed discussions with representatives of the Advisor and Continuum regarding the management of each Fund. The Board noted that key management personnel servicing the Funds are expected to remain with the Advisor following the Transaction and that the level and quality of the services to be provided to the Funds by the Advisor are not expected to change. The Board was made aware of contingency plans of the Advisor in the event key management personnel were to leave the firm prior to or following the Transaction, which could be implemented should the need arise. The Board also considered the Advisor’s and Continuum’s representations to the Board that Continuum intends for the Advisor to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Advisor would be positive. The Board discussed the Advisor’s anticipated financial condition following the completion of the Transaction and Continuum’s commitment to provide revenue-generating opportunities in the future for the Advisor and other financial resources. The Board also considered the Advisor’s statement that its compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change following the consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Advisor to the Funds were expected to continue under the new Investment Management Agreement at the same or improved levels. There was no expected impact on the services to be provided by the Sub-Advisors as a result of the Transaction.

Investment Performance of the Funds

The Board considered the Advisor’s investment philosophy and experience and its history in managing the Funds. The Board also reviewed Fund performance information, which it reviewed at regular quarterly meetings and at the most recent annual contract review. The Board noted that the Advisor’s key personnel currently responsible for the portfolio management and oversight of the Funds were expected to continue to provide those services following the closing of the Transaction. The Board also considered that the Advisor has delegated responsibility for the day-to-day management of the Funds to the Sub-Advisors, which would continue to manage the Funds in the same manner following the closing of the Transaction.

Costs of Services Provided and Profits Realized by the Advisor

In evaluating the costs of the services to be provided under the New Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the new Investment Management Agreement is substantially identical to the current agreement, including the fact that the fee rates under the agreements are identical and that representatives of the Advisor represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds. The Board noted that it was too early to predict how the Transaction may affect the Advisor’s future profitability from its relationship with the Funds. The Board also noted that each Sub-Advisor fee rate under the New Investment Sub-Advisory Agreement is the same as that assessed under the current Sub-Advisory Agreement.

50

Board Considerations Regarding the Approval of the

Investment Management Agreement and Investment Sub-Advisory Agreements

(unaudited)

Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered any potential economies of scale that may result from the Transaction. The Board noted that any change in economies of scale resulting from the Transaction would be speculative at present.

Other Benefits to the Advisor

The Board noted their prior determinations that the fees under the current Management Agreement and Sub-Advisory Agreements were reasonable, taking into consideration other benefits to the Advisor. The Board also considered other benefits to the Advisor, Continuum and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were reported by the Advisor or Continuum as a result of the Transaction. The Board also noted that the Sub-Advisors would not be affected by the Transaction.

The Board considered that the Advisor had identified as a fallout benefit to the Advisor and Destra Capital Investments LLC the raising of their stature in the investment management industry and exposure to potential new business opportunities and arrangements. The Board also noted that the Advisor, WestEnd and F&C have not utilized soft dollars in connection with their management of the Funds’ portfolios. Based on their review, the Independent Trustees concluded that any indirect benefits received by the Advisor or a Sub-Advisor as a result of its relationship with each Fund were reasonable and within acceptable parameters.

Board Determination. After discussion, the Board and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Funds to approve the New Agreements for an initial two-year term. The summary set forth above of the Board’s deliberations and considerations is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the information presented and reviewed by the Trustees. In their deliberations, the Trustees did not identify any single item that was determinative or controlling and individual Directors may have attributed different weights to various factors. The Trustees considered all information available to them.

51

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of Destra Investment Trust (the “Trust”) on behalf of each series of the Trust (each a “Fund” and collectively the “Funds”) was held on October 19, 2017. The Meeting was made necessary because on July 21, 2017, Continuum Funds Holdings, LLC (“Continuum”) agreed to acquire approximately 79% of Destra Capital Management LLC, the parent company of Destra Capital Advisors LLC (“Destra”), the investment adviser to the Funds (the “Transaction”). Upon the closing of the Transaction (the “Closing”), (a) the current investment management agreement under which Destra serves as investment adviser to the Funds and (b) the current sub-advisory agreements under which each Fund’s sub-adviser serves each respective Fund will automatically terminate. To permit Destra and each sub-adviser to continue to serve as investment adviser and sub-adviser to the Funds, respectively, once the Closing occurs, securities laws required that the Fund’s shareholders approve a new investment management agreement and new sub-advisory agreements. The Funds’ shareholders were also asked to elect one Trustee to the Board and the shareholders of the Destra Focused Equity Fund were asked to approve a “manager of managers” structure for the Fund. The results of the proposals are as follows:

DESTRA FLAHERTY & CRUMRINE PFD & INCOME FUND
Proposal #	Proposal	FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement	6,756,830	64,964	137,401
2a.	To approve a new investment sub-advisory agreement	6,750,043	85,681	123,473

Proposal #	Proposal	FOR	WITHHOLD
4.	Election of Trustee	9,286,729	173,354

DESTRA FOCUSED EQUITY FUND
Proposal #	Proposal	FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement	311,660	—	6,011
2b.	To approve a new investment sub-advisory agreement	309,885	1,774	6,011
5.	To approve a new manager of managers structure	194,798	116,862	6,011

Proposal #	Proposal	FOR	WITHHOLD
4.	Election of Trustee	0	0

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
Proposal #	Proposal	FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement	5,165,381	—	—
2c.	To approve a new investment sub-advisory agreement	5,165,381	—	—
3a.	To approve a new investment management agreement (Subsidiary)	5,165,381	—	—
3b.	To approve a new investment sub-advisory agreement (Subsidiary)	5,165,381	—	—

Proposal #	Proposal	FOR	WITHHOLD
4.	Election of Trustee	5,178,101	—

52

Trustees and Officers

(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of two Destra-sponsored open-end funds. The address of each officer and trustee is One North Wacker, 48th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 855-3434, writing to Destra Capital Advisors LLC at One North Wacker, 48th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and	Principal	Fund	Held by
Name, Business	Position(s)	Length of	Occupation(s)	Complex to	Trustee
Address and	to Be Held	Time	During Past	Be Overseen	During Last
Birth Year	with Funds	Served	Five Years	by Trustee	Five Years

Independent Trustees Nominees

John S. Emrich, CFA One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1967	Trustee	Term— Indefinite Length of Service- Since 2014	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment advisor), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present	3	Meridian Fund, Inc. (four portfolios)

Michael S. Erickson One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term— Indefinite Length of Service- Since 2014	Private Investor, August 2007 to present: Treasurer and Vice President. Erickson Holding Corp. 2003 to present: Treasurer, Vice President and Manager. McGee Island LLC, 2015 to present.	3	Meridian Fund, Inc. (four portfolios)

James Bernard Glavin One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term— Indefinite Length of Service- Since 2014	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	3	Meridian Fund, Inc. (four portfolios)

53

Trustees and Officers (continued)

(unaudited)

Interested Trustees

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and	Principal	Fund	Held by
Name, Business	Position(s)	Length of	Occupation(s)	Complex to	Trustee
Address and	to Be Held	Time	During Past	Be Overseen	During Last
Birth Year	with Funds	Served	Five Years	by Trustee	Five Years

Nicholas Dalmaso** Birth Year: 1965	Trustee and Chairman of the Board	Term- Indefinite* Length of Service- Since 2011	(2015 to Present) General Counsel and Chief Compliance Officer of M1 Holdings LLC, M1 Finance LLC and M1 Advisory Services LLC. Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	3	None

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

Term of
		Office and	Principal
Name, Business	Position(s)	Length of	Occupation(s)
Address and	Held	Time Served	During Past
Birth Year	with Funds	with Trust	Five Years

Officers:

Robert Watson One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1965	President and Chief Executive Officer	Time- Indefinite Length of Service- Since 2016	Investment Product Strategist, Destra Capital Investments, LLC

Derek Mullins One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Time- Indefinite Length of Service- Since 2016	Director of Operations, ArrowMark Partners; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.

Jane Hong Shissler One North Wacker Drive 48th Floor Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Time- Indefinite Length of Service- Since 2016	General Counsel, Destra Capital Management LLC; Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP

54

Trust Information

Board of Trustees John S. Emrich Michael S. Erickson James Bernard Glavin Nicholas Dalmaso* * “Interested Person” of the Trust, as defined in the Investment Company Act of 1940, as amended.	Officers Robert A. Watson President and Chief Executive Officer Jane Hong Shissler Chief Compliance Officer and Secretary Derek Mullins Chief Financial Officer

Investment Advisor

Destra Capital Advisors LLC

Chicago, IL

Distributor

Destra Capital Investments LLC

Chicago, IL

Administrator, Accounting Agent,

Custodian and Transfer Agent

The Bank of New York Mellon

New York, NY

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public

Accounting Firm

Grant Thornton LLP

Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 855-3434

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3434, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

55

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that John Emrich is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,880 for 2016 and $88,334 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,200 for 2016 and $34,157 for 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds. For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Capital Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered. Grant Thornton (“Grant Thornton”) acts as independent auditors for the Funds. Grant Thornton’s independence will be deemed to be impaired if it provides a service whereby it:

A.	Functions in the role of management,

B.	Is in the position of auditing its own work, or

C.	Serves in an advocacy role for a Fund.

Accordingly, Grant Thornton may not be engaged to perform any service that violates any of the three guidelines enumerated above. The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.	Financial information systems design and implementation;

C.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.	Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.	Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.	Management functions or human resources;

G.	Broker or dealer, investment adviser, or investment banking services;

H.	Legal services and expert services unrelated to the audit; and

I.	Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by Grant Thornton that are subject to general pre-approval, as well as the fees for these services. Annually, Grant Thornton will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to provide during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

Grant Thornton has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter. The Audit Committee will annually review and pre-approve the Audit services described in Grant Thornton’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of Grant Thornton, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advice and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in Grant Thornton’s engagement letter, and the approval of Grant Thornton as the Funds’ independent auditor shall constitute pre-approval of such Tax services. All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 7, 2017 meeting of the Audit Committee, Grant Thornton submitted to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval. These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any. The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year. The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage Grant Thornton to perform a service not listed on the engagement letters, Grant Thornton shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained. If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided. The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service. Communications with the Audit Committee Chairman will be arranged by the Treasurer. Grant Thornton must not commence any such service until specific pre-approval has been given.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Destra Investment Trust

By (Signature and Title)*	/s/ Robert Watson
Robert Watson, President
(principal executive officer)

Date	12/1/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Watson
Robert Watson, President
(principal executive officer)

Date	12/1/2017

By (Signature and Title)*	/s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)

Date	12/1/2017

* Print the name and title of each signing officer under his or her signature.